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                                                                    Exhibit 99.1


                             FOR IMMEDIATE RELEASE
                             ---------------------

                                   AMEX: WOC
                                   ---------


Wilshire Confirms Approach by Parties Interested in Acquiring Real Estate Business and Entire Company


JERSEY CITY, N.J., September 4, 2003 -- Wilshire Enterprises, Inc. ("Wilshire" or the "Company") (Amex: WOC) announced today that several parties have approached the Company's investment banker, Deloitte & Touche Corporate Finance LLC ("D&TCF"), expressing a preliminary interest in acquiring the Company. Wilshire is engaged in the ownership and management of real estate properties and in the exploration and development of oil and gas.

Chairman and Chief Executive Officer Sherry Wilzig Izak commented: "As a result of the strategic review process initiated by the Board of Directors in 2002, the Company continues to evaluate all alternatives to maximize shareholder value. D&TCF has recommended to the Board that the Company enter into discussions with qualified parties in regard to selling all of the outstanding stock of the Company."

Ms. Izak continued by saying: "As previously announced, the Company has been preparing to market its oil and gas business to prospective purchasers. While the Company has not entered into discussions with any parties interested in all or part of the Company, we currently plan on providing detailed information regarding the Company to qualified potential buyers commencing during the remainder of the third quarter and the fourth quarter of 2003. While the Company will evaluate offers for both its businesses, it does not intend to consider the sale of its real estate business without the concurrent sale of its oil and gas business."

Ms. Izak continued: "Currently, we cannot assure our stockholders of any actions or timing of potential actions including the sale of the entire Company or the oil and gas business. Our focus remains on maximizing shareholder value and we remain committed to exploring all possible alternatives."

In order to provide the Company's shareholders with a greater understanding of the Company's real estate investment portfolio, additional information is being provided in this press release. As of August 31, 2003 the Company's real estate investments are located in five states including Arizona, Texas, Florida, Georgia and New Jersey. This diversified portfolio includes multifamily buildings with approximately 1,800 residential units, commercial buildings, land leases and vacant land parcels. The following chart provides summary information on the Company's real estate investments:


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
--------------------------------------------------------------------------------------------------------
                          Wilshire Real Estate Investments as of August 31, 2003
--------------------------------------------------------------------------------------------------------
       Location                Name of Investments            Description         Units          Area
                                                                                              (Sq. Ft.)
--------------------------------------------------------------------------------------------------------
       Mesa, AZ                 Royal Mall Plaza            Retail / Medical       NA           66,000
      Phoenix, AZ                   Biltmore                  Residential          378         191,000
         Tempe, AZ               Tempe Corporate                 Office            NA           51,000
      Tucson, AZ                     Sunrise                  Residential          340         292,000
      Tucson, AZ                    Van Buren                 Residential          70           81,000

    San Antonio, TX                Wellington                 Residential          228         211,000
    San Antonio, TX                Summercreek                Residential          180         142,000

  Ft. Lauderdale, FL              Palm Terrace                Residential          34           24,000
   Pompano Beach, FL               Pebblewood             Residential / Office     22           32,000
      Tamarac, FL                    Tamarac                     Office            NA           27,000

     Riverdale, GA                 Twelve Oaks                Residential          72           91,000

     Jefferson, NJ              Jefferson Gardens             Residential          22           16,000
    Jersey City, NJ    Jersey City Residential Properties     Residential          252          72,000
    Jersey City, NJ      Jersey City Commercial Property    Retail / Office        NA           23,000
    Long Branch, NJ              Galsworthy Arms              Residential          45           40,000
    Perth Amboy, NJ               Bertrand Ave                Residential          22           12,000
    Perth Amboy, NJ               Amboy Towers                   Office            NA           75,000
    Rutherford, NJ                 Rutherford                Bank Facility         NA           2,000
      Sussex, NJ                 Alpine Village               Residential          132         102,000

    West Orange, NJ         The Wilshire Grand Hotel             Hotel          89 Rooms        59,000
                                                            Banquet Facility       NA           50,000

  South Brunswick, NJ            Schalk Station                   Land         36.8 acres
      Sussex, NJ                 Alpine Village                   Land         17.5 acres
     Montville, NJ                      _                         Land         14.9 acres
  Lake Hopatcong, NJ                    _                         Land          2.0 acres
    Jersey City, NJ             Oakland-Washburn              Land / Other      1.8 acres
    West Orange, NJ                     _                         Land          0.6 acre
--------------------------------------------------------------------------------------------------------

Ms. Izak concluded: "We are pleased that The Wilshire Grand Hotel opened its hotel facility in August 2003 and is in the process of completing the construction of its banquet, conference center and spa facilities. As previously disclosed, Wilshire entered into a 25-year triple net lease with a well established company to operate this property."

Wilshire is an American Stock Exchange listed corporation engaged in the ownership and management of real estate properties in Arizona, Florida, Georgia, New Jersey and Texas and in the exploration and development of oil and gas in the United States and Canada. Prior to June 30, 2003, the Company was called the Wilshire Oil Company of Texas.


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Forward-Looking Statements

The non-historical statements in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes that the underlying assumptions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. The Company's business and prospects are subject to a number of risks which could cause actual results to differ materially from those reflected in such forward-looking statements, including uncertainties inherent in any attempt to sell one or more portions of the Company at an acceptable price, volatility of oil & gas prices, the need to develop and replace reserves, risks involved in exploration and drilling, uncertainties about estimates of reserves, environmental risks relating to the Company's oil & gas and real estate properties, competition, the substantial capital expenditures required to fund the Company's oil & gas and real estate operations, market and economic changes in areas where the Company holds real estate properties, interest rate fluctuations, government regulation, and the ability of the Company to implement its business strategy. A discussion of these and other risks and uncertainties are disclosed in the Company's 2002 Form 10-K filed with the Securities and Exchange Commission.

Wilshire is being advised by Deloitte & Touche Corporate Finance, LLC.

For stockholder inquiries: please contact Philip Kupperman, President, Wilshire Enterprises, Inc. at 201-420-2796

For transaction inquiries: please contact Daniel C. Pryor of Deloitte & Touche Corporate Finance LLC at 212-436-6545.

SOURCE: Wilshire Enterprises, Inc. (WOC)


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